CG Variable Annuity Separate Account II
                        Accru ChoicePlus Variable Annuity
                   Accru New York ChoicePlus Variable Annuity

                        Supplement dated October 16, 2007

This Supplement to your most recent prospectus outlines a change to the investment options offered in your variable annuity contract. Please take the appropriate action if this information applies to you.

Effective with the close of business on January 18, 2008, the Premier VIT OpCap Global Equity Fund (the "OpCap Fund") will be liquidated and dissolved, and will no longer be available as an investment option under your contract. Between now and January 18, 2008, you may transfer your contract value from the OpCap Fund to any of the other available subaccounts in your contract. If you have not transferred your contract value to a different subaccount by January 18, 2008, we will transfer any remaining contract value in the OpCap Fund to the PIMCO VIT Money Market Fund in your contract. After that time, you may transfer your contract value from the PIMCO VIT Money Market Fund to any of the other available investment options. There is no charge for a transfer made pursuant to the closing of the OpCap Fund, and this transfer will not count against the number of transfers you are allowed under your contract, if the transfer is made prior to or within thirty days after the closing of the OpCap Fund.

In addition, you will also need to change your purchase payment allocations and the allocations to any of the additional services (i.e., dollar cost averaging, portfolio rebalancing, cross reinvestment and automatic withdrawal services) that include assets from the Premier VIT OpCap Global Equity Fund.


               Please retain this Supplement for future reference.